UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                         July 19, 2001

Epic Resorts, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-61433 (Commission File Number)	23-2888968 (IRS Employer ID Number)

1150 First Avenue, Suite 900, King of Prussia, Pennsylvania                           19406
(Address of principal executive offices)                                                            (Zip Code)

           Registrant's Telephone Number, including area code:                         610-992-1590

N/A
(Former name or former address, if changed since last report)

Item 3.      Bankruptcy or Receivership

(a)      Bankruptcy Proceedings Prior To The Appointment Of The Trustee

On July 19, 2001 (the “Petition Date”), Prospect High Income Fund, ML CBO IV (Cayman) Ltd., Pamco Cayman, Ltd. and Pam Capital Funding, L.P., as petitioners (the “Petitioning Creditors”), filed involuntary Chapter 7 petitions against Epic Resorts, LLC (“Epic Resorts”) and Epic Capital Corporation (“Epic Capital” and together with Epic Resorts, the “Initial Debtors”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). Copies of the July 19, 2001 involuntary petitions for Epic Resorts and Epic Capital are attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Initial Debtors consented to the involuntary petitions filed against them and their cases were converted to Chapter 11 cases pursuant the Court’s orders for relief, dated October 15, 2001. Copies of the October 15, 2001 orders are attached hereto as Exhibit 3.2 and incorporated herein by reference.

On October 30, 2001, the Court entered orders administratively consolidating the bankruptcy cases of the Initial Debtors into a single case captioned “Epic Capital Corporation, et al.; Case No. 01-2458 (MFW).” Copies of the orders administratively consolidating the bankruptcy cases of the Initial Debtors are attached hereto as Exhibit 3.3 and incorporated herein by reference.

On November 9, 2001, the Petitioning Creditors filed involuntary Chapter 11 petitions against Epic Resorts Management, LLC (“Epic Management”) and Epic Resorts-Palm Springs, Marquis Villas, LLC (“Epic Palm Springs”). Copies of the involuntary petitions for Epic Management and Epic Palm Springs are attached hereto as Exhibit 3.4 and incorporated herein by reference.

Epic Management and Epic Palm Springs consented to the involuntary petitions filed against them and orders for relief were signed by the Court on January 16, 2002. Copies of the Court’s orders for relief are attached hereto as Exhibit 3.5 and incorporated herein by reference.

On or about February 6, 2002, the Court entered an order administratively consolidating the bankruptcy cases of Epic Management and Epic Palm Springs with the bankruptcy cases of the Initial Debtors into the case captioned “Epic Capital Corporation, et al.; Case No. 01-2458 (MFW).” Copies of the orders administratively consolidating the bankruptcy cases of Epic Management and Epic Palm Springs with the Initial Debtors are attached hereto as Exhibit 3.6 and incorporated herein by reference.

(b)      The Appointment of Anthony H.N. Schnelling, as Chapter 11 Trustee

On November 5, 2001, the Petitioning Creditors and Highland Capital Management, L.P. filed a motion (the “Trustee Motion”) seeking the appointment of a Chapter 11 trustee (the “Trustee”) under Section 1104(a) of the United States Bankruptcy Code (the “Bankruptcy Code”). Hearings on the Trustee Motion were held before the Court on December 18, 2001 and January 29, 2002. At a hearing on February 14, 2002, the Court held that there was cause for the appointment of a trustee pursuant to Section 1104(a) of the Bankruptcy Code. On February 14, 2002, the Court entered an order approving the motion and authorized the United States Trustee to appoint a Chapter 11 Trustee. A copy of the Court’s order authorizing the appointment of a Chapter 11 Trustee is attached hereto as Exhibit 3.7 and incorporated herein by reference.

On March 5, 2002, the United States Trustee filed an application to appoint Anthony H.N. Schnelling as the Chapter 11 Trustee, and on March 8, 2002 the Court entered an order approving Anthony H.N. Schnelling’s appointment, as Trustee. A copy of the Court’s order approving Anthony H.N. Schnelling’s appointment is attached hereto as Exhibit 3.8 and incorporated herein by reference.

(c)      Subsequent Bankruptcy Filings

On May 16, 2002, the Trustee, on behalf of Epic Resorts, the sole managing member of Epic Resorts – Vacation Showplace, LLC (“Epic Showplace”), authorized Epic Showplace to file a voluntary Chapter 11 petition in bankruptcy pursuant to the Bankruptcy Code. A copy of the Chapter 11 petition for Epic Showplace is attached hereto as Exhibit 3.9 and incorporated herein by reference.

On June 7, 2002, the Trustee, on behalf of Epic Resorts, the sole managing member of Epic Travel, LLC (“Epic Travel”), authorized Epic Travel to file a voluntary Chapter 11 petition in bankruptcy pursuant to the Bankruptcy Code. A copy of the Chapter 11 petition for Epic Travel is attached hereto as Exhibit 3.10 and incorporated herein by reference.

On June 7, 2002, the Trustee, on behalf of Epic Resorts, the sole managing member of Epic Marketing, LLC (“Epic Marketing”), authorized Epic Marketing to file a voluntary Chapter 11 petition in bankruptcy pursuant to the Bankruptcy Code. A copy of the Chapter 11 petition for Epic Marketing is attached hereto as Exhibit 3.11 and incorporated herein by reference.

Item 5.      Other Events

The Trustee is involved in litigation with the Debtors’ former management, seeking to recover control of the Debtors’ management contracts for the timeshare business of Epic Vacation Club. These contracts, together with virtually all of the Debtors’ employees, and other valuable assets, were transferred away from the Debtors to Five Star Leisure Management, an entity wholly-controlled by Thomas Flatley, the Debtors’ former principal shareholder and chief executive officer, after the filing of the involuntary petitions commencing these cases, without notice to creditors or approval of the court. The Trustee, immediately following his appointment, filed an adversary proceeding to substantively consolidate Five Star Leisure Management back with the Epic Debtors, so that he could operate the business and maximize its value for the benefit of creditors.

The Trustee is also involved in litigation with USA Capital Diversified Trust Deed Fund (“USA Capital”) in connection with a loan that USA Capital provided to Epic Palm Springs, in the principal amount of $11,500,000.00. USA Capital alleges that the loan is secured by (i) Epic Palm Springs’ leasehold interest under the original ground lease for the resort, (ii) several condominium units, (iii) substantially all of Epic Palm Springs’ personal property, and (iv) all rents and profits in connection with the condominium units (the “Collateral”). USA Capital alleges that the Debtors failed to make payments to USA Capital both prior to and after the Petition Date. USA Capital has made a motion requesting that the Court modify the automatic stay to allow them to foreclose on the Collateral. The Trustee has opposed USA Capital’s motion, as have other creditor constituencies in the case. On or about April 23, 2002, The Bank of New York, as successor indenture trustee for $130 million aggregate principle amount of Senior Secured Redeemable Notes due in 2005 of Epic Resorts and Epic Capital, commenced an adversary proceeding to invalidate or subordinate USA Capital’s lien on the Epic Palm Springs’ properties to the claims of the bondholders, who allege they should have received a first lien on the property. That proceeding is currently pending before the court.

All of the Epic resorts, namely Epic Palm Springs, London Bridge Resort, LLC, Daytona Beach Regency, Ltd., Epic Resorts – Westpark Resorts, LLC, Epic Resorts – Scottsdale Links Resort, LLC, and Epic Resorts – Hilton Head, LLC continue to operate and service homeowners and other guests. Epic Vacation Club, a not-for-profit entity which owns and operates the resorts in conjunction with Epic Resorts, et al. as developers, is not in a bankruptcy proceeding.

For more information, please contact: Anthony H.N. Schnelling, Trustee at (212) 207-4710.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPIC RESORTS, LLC By: /s/ Anthony H. N. Schnelling Name: Anthony H. N. Schnelling Title: Trustee

Dated: July 1, 2002

EXHIBIT INDEX

Exhibit	Description

3.1	Involuntary Petitions filed against Epic Resorts and Epic Capital

3.2	Court Orders, dated October 15, 2001, converting involuntary cases of Epic Resorts and Epic Capital to voluntary Chapter 11 cases

3.3	Court Orders, dated October 30, 2001, administratively consolidating cases of Epic Resorts and Epic Capital into the case of Epic Capital Corporation, et al.

3.4	Involuntary Petitions filed against Epic Palm Springs and Epic Management

3.5	Court Orders, dated January 16, 2002, converting involuntary cases of Epic Palm Springs and Epic Management

3.6	Court Orders, dated February 6, 2002, administratively consolidating cases of Epic Palm Springs and Epic Management into the case of Epic Capital Corporation, et al.

3.7	Court Order, dated February 14, 2002, appointing a Chapter 11 Trustee for Epic Capital Corporation, et al.

3.8	Court Order, dated March 8, 2002, approving the appointment of Anthony H.N. Schnelling, as Chapter 11 Trustee for Epic Capital Corporation, et al.

3.9	Chapter 11 bankruptcy petition for Epic Showplace, dated May 16, 2002

3.10	Chapter 11 bankruptcy petition for Epic Travel, dated June 7, 2002

3.11	Chapter 11 bankruptcy petition for Epic Marketing, dated June 7, 2002